UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 29, 2019

Forescout Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38253	51-0406800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
190 West Tasman Drive
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 213-3191
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FSCT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of New Directors

On May 29, 2019, effective immediately following the Company’s 2019 Annual Meeting of Stockholders (“Annual Meeting”), the Board appointed each of Elizabeth Hackenson and Kathy McElligott to serve as members of the Board. The Board appointed Ms. Hackenson to the Audit Committee of the Board and Ms. McElligott to the Nominating and Corporate Governance Committee of the Board. All such appointments were effective immediately and each of Ms. Hackenson and McElligott will serve as Class II directors with terms expiring at the 2022 Annual Meeting of Stockholders to fill vacancies in such class of directors following the end of the terms of T. Kent Elliott and Rami Kalish at the Annual Meeting.

There are no arrangements or understandings between each of Ms. Hackenson and Ms. McElligott and any other persons pursuant to which they were elected as a director. There are no family relationships between Ms. Hackenson or Ms. McElligott and any director or other executive officer of the Company. Except as noted below, there are no transactions between either Ms. Hackenson or Ms. McElligott or any member of their respective immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

The Company has a customer relationship with McKesson Corporation (“McKesson”), where Ms. McElligott serves as Executive Vice President, Chief Information Officer and Chief Technology Officer, that the Company considers arms-length on terms that are consistent with similar transactions with its other similarly situated customers. In 2018, the Company booked approximately $5 million in the Company’s backlog from McKesson. The Board has determined that Ms. McElligott did not and does not have any direct or indirect material interest in such transactions.

Each of Ms. Hackenson and Ms. McElligott will receive compensation for their respective Board service pursuant to the Company’s outside director compensation policy as disclosed in the Company’s proxy statement with respect to the Company’s Annual Meeting, as filed with the Securities and Exchange Commission on April 16, 2019. The Company also expects to enter into the Company’s standard director indemnification agreement with Ms. Hackenson and Ms. McElligott.

A copy of the press release announcing the appointment of the Company’s newest board members to the Board is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Changes to the Board of Directors

On May 29, 2019, Yehezkel (Hezy) Yeshurun resigned as the Chair of the Board but remained a member of the Board. Ms. Theresia Gouw, a current member of the Board was named Chair of the Board.

Effective May 29, 2019, the Board has also determined that in order to appropriately adjust the balance of Board committee assignments following the appointment of the Company’s two new directors mentioned above, the following changes were made to each of the following three standing committees of the Board:

•	Compensation Committee: Mr. Yeshurun was appointed as a new member of the Compensation Committee, with Mr. Salem remaining the Chair and Ms. Gouw continuing as a member of the Compensation Committee.

•	Audit Committee: Ms. Hackenson was appointed as a new member of the Audit Committee, with Mr. Jensen remaining the Chair and Mr. Beer continuing as a member of the Audit Committee.

•
Nominating and Corporate Governance Committee: Mr. Yeshurun and Ms. McElligott were appointed as new members of the Nominating and Corporate Governance Committee, with Mr. Yeshurun as the Chair and Ms. Gouw continuing as a member. Mr. DeWalt will no longer serve on the Nominating and Corporate Governance Committee effective May 29, 2019.

No other changes to the committees of the Board are contemplated at this time.

Item 5.07     Submission of Matters to a Vote of Security Holders.

Forescout held its Annual Meeting on May 29, 2019.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1:    Election of One Class II Director

Nominee	For	Against	Abstain	Broker Non-Votes
Mark Jensen	24,906,058	6,903,100	11,339	4,869,518

Based on the votes set forth above, Mark Jensen was duly elected as a Class II director.

Proposal 2:    Advisory Vote on the Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
29,733,408	2,076,313	10,776	4,869,518

Based on the votes set forth above, the Company’s stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement relating to the Annual Meeting.

Proposal 3:	Advisory Vote on the Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
31,764,111	32,531	11,980	11,875	4,869,518

Based on the votes set forth above, the Company’s stockholders, on an advisory basis, indicated their preference for an advisory vote on the compensation of the Company’s named executive officers to be held each year. Accordingly, the Board has determined to hold a yearly advisory vote on the compensation of the Company’s named executive officers.

Proposal 4:	Ratification of the Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2019.

For	Against	Abstain
36,618,960	46,237	24,818

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019 was duly ratified.

ITEM 9.01	Financial Statements and Exhibits.

(d)      Exhibits.
Exhibit No.    Description

10.1	Press Release Issued by Forescout, Inc. dated June 3, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESCOUT TECHNOLOGIES, INC.
Date: June 3, 2019	By:	__/s/ Darren Milliken_______________
Darren J. Milliken
Senior Vice President, General Counsel,
Corporate Secretary and Chief Compliance Officer